Investments	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Investments
3.	Investments

a)	Acquisition of Logitel Offshore Holding AS

In August 2014, the Company’s publicly-listed subsidiary Teekay Offshore acquired 100% of the outstanding shares of Logitel Offshore Holding AS (or Logitel). The purchase price for the shares of Logitel consisted of $4.0 million in cash paid at closing and a potential additional cash amount of $27.6 million, subject to reductions of some or all of this potential additional amount if certain performance criteria are not met, primarily relating to the construction of the three FAUs ordered from the COSCO (Nantong) Shipyard (or COSCO) in China (see note 11).

Teekay Offshore is committed to acquire the three FAUs ordered from COSCO for a total cost of approximately $588 million, including estimated site supervision costs and license fees to be paid to Sevan Marine ASA (or Sevan) to allow for use of its cylindrical hull design in these FAUs, and $30.0 million from Teekay Offshore’s assumption of Logitel’s obligations under a bond agreement from Sevan. Prior to the acquisition, Logitel secured a three-year fixed-rate charter contract, plus extension options, with Petroleo Brasileiro SA (or Petrobras) in Brazil for the first FAU, which delivered in February 2015. The second FAU is currently under construction and in August 2014 Teekay Offshore exercised one of its existing six options with COSCO to construct a third FAU.

As noted above, Teekay Offshore assumed Logitel’s obligations under a bond agreement from Sevan as part of this acquisition. The bond is non-interest bearing and is repayable in amounts of $10.0 million within six months of delivery of each of the three FAUs ordered from COSCO, for a total of $30.0 million. If Logitel orders additional FAUs with the Sevan cylindrical design, Logitel will be required to pay Sevan up to $11.9 million for each of the next three FAUs ordered. If the fourth of six options with COSCO is not exercised by its option expiry date on November 30, 2016, Sevan has a one-time option to receive the remaining two options with COSCO.

The acquisition of Logitel represents Teekay Offshore’s entrance into the FAU business, which is in an adjacent sector to Teekay Offshore’s FPSO and shuttle tanker businesses. The acquisition of Logitel was accounted for using the purchase method of accounting, based upon preliminary estimates of fair value.

The following table summarizes the preliminary estimates of fair values of the Logitel assets acquired and liabilities assumed by Teekay Offshore on the acquisition date. Teekay Offshore is continuing to obtain information to finalize estimated fair value of the Logitel assets acquired and liabilities assumed and expects to complete this process as soon as practicable, but no later than one year from the acquisition date.

(in thousands of U.S. dollars)	As at August 11, 2014
$
ASSETS
Cash and cash equivalents	8,089
Prepaid expenses	640
Advances on newbuilding contracts	46,809

Total assets acquired	55,538

LIABILITIES
Accrued liabilities	4,098
Long-term debt	26,270

Total liabilities assumed	30,368

Net assets acquired	25,170

Cash consideration	4,000

Contingent consideration	21,170

Operating results of Logitel are reflected in the Company’s financial statements commencing August 11, 2014, the effective date of acquisition. For the year ended December 31, 2014, the Company recognized $nil revenue and $1.0 million of net loss resulting from this acquisition.

b)	Teekay LNG – Yamal LNG Joint Venture

In July 2014, the Company’s publicly-listed subsidiary Teekay LNG, through a new 50/50 joint venture (or the Yamal LNG Joint Venture) with China LNG Shipping (Holdings) Limited (or China LNG), ordered six internationally-flagged icebreaker LNG carriers for a project located on the Yamal Peninsula in Northern Russia (or the Yamal LNG Project). The Yamal LNG Project is a joint venture between Russia-based Novatek OAO (60%), France-based Total S.A. (20%) and China-based China National Petroleum Corporation (or CNPC) (20%), and will consist of three LNG trains with a total expected capacity of 16.5 million metric tons of LNG per annum and is currently scheduled to start-up in early-2018. The six 172,000-cubic meter ARC7 LNG carrier newbuildings will be constructed by Daewoo Shipbuilding & Marine Engineering Co. (or DSME), of South Korea, for an estimated total fully built-up cost of approximately $2.1 billion. The vessels, which will be constructed with maximum 2.1 meter icebreaking capabilities in both the forward and reverse directions, are scheduled to deliver at various times between the first quarter of 2018 and first quarter of 2020. Upon their deliveries, the six LNG carriers will each operate under fixed-rate time-charter contracts with Yamal Trade Pte. Ltd. until December 31, 2045, plus extension options. As of December 31, 2014, Teekay LNG had advanced $95.3 million to the Yamal LNG Joint Venture to fund newbuilding installments.

c)	Teekay LNG – BG International Limited Joint Venture

In June 2014, Teekay LNG acquired from BG International Limited (or BG) its ownership interests in four 174,000-cubic meter Tri-Fuel Diesel Electric LNG carrier newbuildings, which will be constructed by Hudong-Zhonghua Shipbuilding (Group) Co., Ltd. in China for an estimated total fully built-up cost to the joint venture of approximately $1.0 billion. The vessels, upon delivery, which are scheduled to deliver between September 2017 and January 2019, will each operate under 20-year fixed-rate time-charter contracts, plus extension options, with Methane Services Limited, a wholly-owned subsidiary of BG. As compensation for BG’s ownership interest in these four LNG carrier newbuildings, Teekay LNG assumed BG’s obligation to provide the shipbuilding supervision and crew training services for the four LNG carrier newbuildings up to their delivery date pursuant to a ship construction support agreement. Teekay, on behalf of Teekay LNG, will provide the shipbuilding supervision and crew training services for the four LNG carrier newbuildings up to their delivery dates. Teekay LNG estimates it will incur approximately $38.7 million of costs to provide these services, of which BG has agreed to pay a fixed amount of $20.3 million. Upon acquisition, Teekay LNG estimated that the fair value of the service obligation was $33.3 million and the fair value of the amount due from BG was $16.5 million. As at December 31, 2014, the carrying value of the service obligation of $33.7 million is included in both the current portion of in-process contracts and in-process contracts and the carrying value of the receivable from BG of $17.1 million is included in other assets in the Company’s consolidated balance sheet. Through this transaction, Teekay LNG has a 30% ownership interest in two LNG carrier newbuildings and a 20% ownership interest in the remaining two LNG carrier newbuildings (collectively, the BG Joint Venture). The excess of Teekay LNG’s investment in the BG Joint Venture over Teekay LNG’s share of the underlying carrying value of net assets acquired was approximately $16.8 million, in accordance with the preliminary purchase price allocation. This basis difference has been allocated notionally to the ship construction support agreements and the time-charter contracts. Teekay LNG accounts for its investment in the BG Joint Venture using the equity method.

d)	Teekay Offshore Acquisition of ALP Maritime Services B.V.

In March 2014, Teekay Offshore acquired 100% of the shares of ALP Maritime Services B.V. (or ALP), a Netherlands-based provider of long-distance ocean towage and offshore installation services to the global offshore oil and gas industry. Concurrently with this transaction, Teekay Offshore and ALP entered into an agreement with Niigata Shipbuilding & Repair of Japan for the construction of four SX-157 Ulstein Design ultra-long-distance towing and offshore installation vessel newbuildings. These vessels will be equipped with dynamic positioning capability and are scheduled for delivery in 2016. Teekay Offshore is committed to acquire these newbuildings for a total cost of approximately $258 million.

Teekay Offshore acquired ALP for a purchase price of $2.6 million, which was paid in cash, and also entered into an arrangement to pay additional compensation to three former shareholders of ALP if certain requirements are satisfied. This contingent compensation consists of $2.4 million, which is payable upon the delivery and employment of ALP’s four newbuildings, which are scheduled throughout 2016, and a further amount of up to $2.6 million, which is payable if ALP’s annual operating results from 2017 to 2021 meet certain targets. Teekay Offshore has the option to pay up to 50% of this compensation through the issuance of common units of Teekay Offshore. Each of the contingent compensation amounts are payable only if the three former shareholders are employed by ALP at the time the performance conditions are met. For the year ended December 31, 2014, compensation costs were $0.5 million and were recorded in general and administrative expenses in the Company’s consolidated statements of income (loss). Teekay Offshore also incurred a $1.0 million fee to a third party associated with the acquisition of ALP, which has been recognized in general and administrative expenses during 2014.

The acquisition of ALP and the related newbuilding orders represents Teekay Offshore’s entrance into the long-distance ocean towage and offshore installation services business. This acquisition allows Teekay Offshore to combine its infrastructure and access to capital with ALP’s experienced management team to further grow this niche business, which is in an adjacent sector to Teekay Offshore’s FPSO and shuttle tanker businesses. The acquisition of ALP was accounted for using the purchase method of accounting, based upon finalized estimates of fair value.

The following table summarizes the finalized estimates of fair values of the ALP assets acquired and liabilities assumed by Teekay Offshore on the acquisition date.

As at
(in thousands of U.S. dollars)	March 14, 2014
$
ASSETS
Cash and cash equivalents	294
Other current assets	404
Advances on newbuilding contracts	164
Other assets - long-term	395
Goodwill	2,032

Total assets acquired	3,289

LIABILITIES
Current liabilities	387
Other long-term liabilities	286

Total liabilities assumed	673

Net assets acquired	2,616

Consideration	2,616

The goodwill recognized in connection with the ALP acquisition is attributable primarily to the assembled workforce of ALP, including their experience, skills and abilities. Operating results of ALP are reflected in the Company’s consolidated financial statements commencing March 14, 2014, the effective date of the acquisition. For the year ended December 31, 2014, the Company recognized $0.5 million of revenue and $2.3 million of net loss resulting from this acquisition. On a pro forma basis for the Company for the years ended December 31, 2014 and 2013, there would be no material changes to revenues and net income giving effect to Teekay Offshore’s acquisition of ALP as if it had taken place on January 1, 2013.

e)	Tanker Investments Ltd.

In January 2014, Teekay and its publicly-listed subsidiary Teekay Tankers formed Tanker Investments Ltd. (or TIL), which seeks to opportunistically acquire, operate and sell modern second-hand tankers to benefit from an expected recovery in the then cyclical low of the tanker market. In January 2014, Teekay and Teekay Tankers in the aggregate purchased 5.0 million shares of common stock, representing an initial 20% interest in TIL, as part of a $250 million private placement by TIL, which represented a total investment by Teekay and Teekay Tankers of $50.0 million. In addition, Teekay and Teekay Tankers received stock purchase warrants entitling them to purchase in the aggregate up to 1.5 million shares of common stock of TIL (see Note 15). The stock purchase warrants, which had an aggregate value of $6.8 million on issuance, were received in exchange for the Company’s involvement in the formation of TIL and such amount is reflected in other income (expenses) in the Company’s consolidated statements of (loss) income. Teekay also received one Series A-1 preferred share and Teekay Tankers received one Series A-2 preferred share, each of which entitles the holder to elect one board member of TIL. The preferred shares do not give the holder a right to any dividends or distributions of TIL. Teekay and Teekay Tankers account for their investments in TIL using the equity method. In January 2014, TIL entered into a long-term management agreement with an affiliate of Teekay, pursuant to which the manager provides to TIL commercial, technical, administrative and corporate services and personnel, including TIL’s executive officers, in exchange for management services fees and reimbursement of expenses.

In March 2014, TIL issued additional common shares and listed its common shares on the Oslo Stock Exchange. The issuance of shares by an equity-accounted investee is accounted by the Company as if the Company had sold a proportionate share of its investment, and the resulting gain or loss is recognized in equity income in the Company’s consolidated statements of income (loss). For the year ended December 31, 2014, the Company recognized a gain from this investment of $4.1 million. The combined interests of Teekay Tankers and Teekay in TIL of the then outstanding share capital of TIL was 13.0%.

In October 2014, Teekay Tankers acquired an additional 0.9 million common shares in TIL, representing 2.43% of the then outstanding share capital of TIL. The common shares were acquired at a price of Norwegian Kroner (or NOK) 69 per share, for an aggregate price of $10.1 million. Following completion of the purchase, Teekay Tankers held 3.4 million common shares in TIL, representing 8.94% of the then outstanding share capital of TIL, and brought the combined interests of Teekay and Teekay Tankers in TIL to 15.43%. In October 2014, TIL authorized a share buyback program for up to $30 million and has repurchased $15.1 million to-date at an average price of NOK 68.49 per share, which resulted in the combined ownership interests of Teekay and Teekay Tankers in TIL to be 16.05% as at December 31, 2014.

As of December 31, 2014, TIL had completed the acquisition of two 2010-built Very Large Crude Carrier (or VLCC) vessels from Teekay Tankers, four 2009-built Suezmax tankers from Teekay and six 2009, 2010 and 2011-built Aframax tankers and two 2012-built coated Aframax vessels from third parties. TIL acquired the VLCCs and other tankers from Teekay Tankers and Teekay for an aggregate purchase price of $317.2 million. As of December 31, 2014, TIL has signed an agreement to acquire four 2009-built and two 2010-built Suezmax tankers from a third party, which are expected to deliver in the first half of 2015, bringing the total number of vessels to be owned by TIL to 20. Teekay is a guarantor of TIL’s obligations under a term loan related to the four 2009-built Suezmax tankers that TIL acquired from Teekay. TIL has agreed to pay to Teekay an annual guarantee fee of 0.25% of the outstanding balance under the term loan as consideration for Teekay’s continuing guarantee. TIL has also agreed to indemnify Teekay for any losses Teekay suffers from claims made against it pursuant to the guarantee.

f)	FPSO Units and Investment in Sevan Marine ASA

On November 30, 2011, the Company acquired from Sevan the FPSO unit Sevan Hummingbird (or Hummingbird Spirit) and its existing customer contract for approximately $184 million (including an adjustment for working capital) and made an investment of approximately $25 million to obtain a 40% ownership interest in a recapitalized Sevan. The Company also entered into a cooperation agreement with Sevan relating to joint marketing of offshore projects, the development of future projects, and the financing of such projects. Concurrently, Teekay Offshore acquired from Sevan the FPSO unit Sevan Piranema (or Piranema Spirit) and its existing customer contract for approximately $164 million (including an adjustment for working capital). The purchase price for the acquisitions of the Hummingbird Spirit, the Piranema Spirit and the investment in Sevan were paid in cash and financed by a combination of new debt facilities, a private placement by Teekay Offshore of common units and existing liquidity.

On November 30, 2011, Teekay entered into an agreement to acquire an FPSO unit, the Sevan Voyageur (or Voyageur Spirit), and its existing customer contract from Sevan. Teekay agreed to acquire the Voyageur Spirit once the upgrade project that was underway at the time was completed and the Voyageur Spirit had commenced operations under its customer contract. In September 2012, the Voyageur Spirit completed its upgrade at the Nymo shipyard and arrived at the Huntington Field in the U.K. sector of the North Sea in October 2012. Under the terms of the acquisition agreement, Teekay prepaid Sevan $94 million to acquire the Voyageur Spirit, assumed the Voyageur Spirit’s existing $230.0 million credit facility, which had an outstanding balance of $220.5 million on November 30, 2011, and was responsible for all upgrade costs incurred after November 30, 2011, which were estimated to be between $140 million and $150 million. Teekay had control over the upgrade project and had guaranteed the repayment of the existing credit facility.

On April 13, 2013, the Voyageur Spirit FPSO unit began production on the Huntington Field and commenced its five-year charter with E.ON Ruhrgas UK E&P Limited (or E.ON). On May 2, 2013, Teekay completed the acquisition of the Voyageur Spirit FPSO unit. The excess of the price paid over the carrying value of the non-controlling interest acquired was $35.4 million and has been accounted for as a reduction to equity. Immediately thereafter, the FPSO unit was sold by Teekay to Teekay Offshore for an initial purchase price of $540.0 million. The Voyageur Spirit FPSO unit has been consolidated by the Company since November 30, 2011, as the Voyageur Spirit FPSO unit was a variable interest entity (or VIE) and the Company was the primary beneficiary from November 30, 2011 until its purchase in May 2013.

Upon commencing production on April 13, 2013, the Voyageur Spirit FPSO unit had a specified time period to receive final acceptance from the charterer, E.ON, at which point the unit would commence full operations under the contract with E.ON. However, due to a defect encountered in one of its two gas compressors, the FPSO unit was unable to achieve final acceptance within the allowable timeframe, resulting in the FPSO unit being declared off-hire by the charterer retroactive to April 13, 2013.

On September 30, 2013, Teekay Offshore entered into an interim agreement with E.ON whereby Teekay Offshore was compensated for production beginning August 27, 2013 until the receipt of final acceptance by E.ON. Until declared on hire, Teekay had agreed to indemnify Teekay Offshore for certain production shortfalls and unreimbursed vessel operating expenses. For the period from April 13, 2013 to December 31, 2013, Teekay had indemnified Teekay Offshore a total of $34.9 million for production shortfalls and unreimbursed repair costs. For 2014, Teekay indemnified Teekay Offshore for $3.5 million for production shortfalls and unrecovered repair costs to address the compressor issues and paid a further $2.7 million in late-2014 relating to a final settlement of pre-acquisition capital expenditures for Voyageur Spirit FPSO unit. In April 2014, Teekay Offshore received the certificate of final acceptance from the charterer, which declared the unit on-hire retroactive to February 22, 2014.

Amounts paid as indemnification from Teekay to Teekay Offshore were effectively treated as a reduction in the purchase price. The original purchase price of $540.0 million of the Voyageur Spirit FPSO unit has effectively been reduced to $503.1 million ($273.1 million net of assumed debt of $230.0 million) to reflect total indemnification payments from Teekay of $41.1 million relating to the period from the date of first oil on April 13, 2013 to when the unit was declared on-hire on February 22, 2014, partially offset by the excess value of $4.3 million relating to the 1.4 million common units issued by Teekay Offshore to Teekay on the closing date of the transaction in May 2013 compared to the date Teekay offered to sell the unit to Teekay Offshore.

g)	Teekay LNG – Exmar LPG BVBA Joint Venture

In February 2013, Teekay LNG entered into a 50/50 joint venture agreement with Belgium-based Exmar NV (or Exmar) to own and in-charter LPG carriers with a primary focus on the mid-size gas carrier segment. The joint venture entity, called Exmar LPG BVBA, took economic effect as of November 1, 2012 and, as of December 31, 2014, included 20 owned LPG carriers (including nine newbuilding carriers scheduled for delivery between 2015 and 2018) and four in-chartered LPG carriers. For its 50% ownership interest in the joint venture, including newbuilding payments made prior to the November 1, 2012 economic effective date of the joint venture, Teekay LNG invested $133.1 million in exchange for equity and a shareholder loan and assumed approximately $108 million of its pro rata share of existing debt and lease obligations as of the economic effective date. These debt and lease obligations are secured by certain vessels in the Exmar LPG BVBA fleet. The excess of the book value of net assets acquired over Teekay LNG’s investment in the Exmar LPG BVBA, which amounted to approximately $6.0 million, has been accounted for as an adjustment to the value of the vessels, charter agreements and lease obligations of Exmar LPG BVBA and recognition of goodwill, in accordance with the finalized purchase price allocation. Control of Exmar LPG BVBA is shared equally between Exmar and Teekay LNG. Teekay LNG accounts for its investment in Exmar LPG BVBA using the equity method.

h)	Teekay LNG – Marubeni Joint Venture

In February 2012, a joint venture between Teekay LNG and Marubeni Corporation (or the Teekay LNG-Marubeni Joint Venture) acquired a 100% interest in six LNG carriers (or the MALT LNG Carriers) from Denmark-based A.P. Moller-Maersk A/S for approximately $1.3 billion. Teekay LNG and Marubeni Corporation (or Marubeni) have 52% and 48% economic interests, respectively, but share control of the Teekay LNG-Marubeni Joint Venture. Since control of the Teekay LNG-Marubeni Joint Venture is shared jointly between Marubeni and Teekay LNG, Teekay LNG accounts for its investment in the Teekay LNG-Marubeni Joint Venture using the equity method. From June to July 2013, the Teekay LNG Marubeni Joint Venture completed the refinancing of its short-term loan facilities by entering into separate long-term debt facilities totaling approximately $963 million. These debt facilities mature between 2017 and 2030. Teekay LNG has guaranteed its 52% share of the secured loan facilities of the Teekay LNG-Marubeni Joint Venture and, as a result, recorded a guarantee liability of $0.7 million. The carrying value of the guarantee liability as at December 31, 2014 was $0.4 million (December 31, 2013—$0.6 million) and is included as part of other long-term liabilities in the Company’s consolidated balance sheets.

In July 2013, the Teekay LNG-Marubeni Joint Venture entered into an eight-year interest rate swap with a notional amount of $160.0 million, which amortizes quarterly over the term of the interest rate swap to $70.4 million at maturity. The interest rate swap exchanges the receipt of LIBOR-based interest for the payment of a fixed rate of interest of 2.20% in the first two years and 2.36% in the last six years. This interest rate swap has been designated as a qualifying cash flow hedging instrument for accounting purposes. The Teekay LNG-Marubeni Joint Venture uses the same accounting policy for qualifying cash flow hedging instruments as does Teekay LNG.